UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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INSITUFORM TECHNOLOGIES, INC.

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Beginning on April 29, 2008, Insituform Technologies, Inc. will present to certain investors the following slide presentation.

Insituform®
Clean water for the world.

Insituform®

Clean water for the world.

April 2008 Investor Presentation

Introduction
• Insituform is a leading provider of proprietary technologies and services for rehabilitating sewer, water and other underground piping systems without digging or disruption
• The Company participates in an enormous global market with global demand for sewer and water rehabilitation and infrastructure conservatively estimated to be $22.6 trillion
(1)
over the next 25 years
• To capitalize on future growth opportunities, Insituform continues to diversify geographically, develop new technologies and enter new lines of business
Insituform has the right plan to build stockholder value, and an experienced management team and Board to execute it
(1)  Source: Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD), Boeing, Drewry
Shipping Consultants, U.S. Department of Transportation. As cited in strategy+business magazine, issue 46, Spring 2007.

Introduction (Cont’d)
• Insituform is executing its business plan and improving performance
– Revenues in Q1 2008 increased 9.5% over Q1 2007
– Gross profit in Q1 2008 increased 31.9% over Q1 2007
– Operating income in Q1 2008 increased $7 million from a $3.8 million loss in Q1 2007
– Recent wins include:
• $35.1 mm CIPP project in India
• $14.7 mm CIPP project in U.K.
• $7.7 mm I Blue® project in Hong Kong
• $4.25 mm I Blue® Madison Avenue contract in U.S.
• Insituform hired Joe Burgess as its new CEO in April 2008
– 20 years of water, sewer and infrastructure related experience
– Proven track record of improving operational and financial performance
• Value of Insituform is being threatened by Water Asset Management (“WAM”), a recently-
formed hedge fund with NO operating experience in the industries we serve and NO meaningful investment track record
– WAM has no plan or relevant capabilities to operate your Company and is seeking Board control to pursue a fire sale of your Company
Don’t Let WAM Deter the Company’s Progress

About Insituform
• Leading provider and developer of innovative technologies in the trenchless rehabilitation industry for sewer, water and other underground piping systems
– Invented the trenchless (CIPP – cured in place pipe) rehabilitation industry in 1971
– Successfully integrated complex business processes including R&D, manufacturing, installing, licensing and contracting
• Headquartered in St. Louis, MO with operations in over 40 countries
• Diversifying business both geographically and by product offering
• Market Capitalization: ~$400 million
• Employees: ~1,600
(1) See Appendix for reconciliation to a comparable GAAP measure.
(2) Based on FY2007 EBITDA of $34.3 million, which is adjusted for discontinuation of Tunneling business.
Other
Europe
North America
74%
22%
4%
Tite Liner
Rehabilitation
76%
24%
LTM Revenues LTM EBITDA
(1)
$507 million
$41 million
Represents a 20%
(2)
improvement from FY2007

Insituform

Clean water for the world.

Insituform

Clean water for the world.

Our Businesses
• Offers trenchless technologies to repair and
enhance aging sewer and water pipeline
systems
• Restores potable water pipes through recently
developed I Blue® technology
• Serves principally municipalities and other
government bodies
• Leading position in both the North American
and European markets
• Segment Revenues Breakdown (2007)
– North America – 75%
– Europe – 24%
– Rest of World – <1%
• Offers lining systems for internally protecting
pipelines from abrasion and corrosion
• Provides gas release and leak detection
systems for pipelines
• Targets customer segments such as
multinational oil, gas, industrial and mining
companies
• Will perform projects on 5 continents in 2008
• Segment Revenue Breakdown (2007)
– North America – 71%
– Other – 29%
Rehabilitation (Sewer and Water) Tite Liner® (United Pipeline Systems)
Highly-respected industry leader
Ranked #1 wastewater specialty contractor by Engineering News Record in 2006
Ranked #2 behind GE in water industry by ChangeWave Alliance Survey in 2007

Insituform

Clean water for the world.

Sewer

Water

Tite Liner

Strong History of Product Development and
Integration
Process
Year
Introduced Description
Insituform® CIPP
1971 Rehabilitation of sewers, pipelines and other conduits
iPlus™ Infusion™ 2004 Trenchless method used for the rehabilitation of small-diameter sewer pipelines
iPlus™ Composite 2004 Trenchless method used for the rehabilitation of large-diameter sewer pipelines
Insituform® RPP™ 1997
Trenchless technology used for the rehabilitation of forced sewer mains and industrial pressure pipelines
PolyFlex™ and
PolyFold®
2006
Methods of rehabilitating transmission and distribution water mains using high-density polyethylene liners
iTAP® 2007
Robotic method for reinstating potable water service connections from inside a water main
Thermopipe® Lining
System
1993
Polyester-reinforced polyethylene lining system for the rehabilitation of distribution water mains
Insituform® PPL®
1995
ANSI/NSF 61 certified trenchless technology used for the rehabilitation of drinking water and industrial pressure pipelines
Tite Liner®
1991
Method of lining new and existing pipe with a corrosion and abrasion resistant high-
density polyethylene pipe
Safetyliner™ Liner
2005
Grooved HDPE liner, installed in an industrial pipeline using the Tite Liner® process, and normally used in natural gas or CO2 pipelines to allow release of gas

Previous Experience
2005 - 2008
Veolia Water NA
President & Chief Executive Officer
Chief Operating Officer
Responsible for ~$700 million business with 2,800
employees
2002 - 2005
Veolia Water NA
President, North America – Operating Service
Vice President and General Manager
P&L responsibility for ~$120 million region
1985 – 2002
Ogden Project, Inc. (renamed Covanta Water)
President – Water Systems operations
Senior Vice President – Ogden Projects WTE
P&L responsibility for ~$300 million business
Responsible for 12 of 28 sites
International business development and JV
experience
Started up $70 million business
1981 – 1985
Monsanto Company
Project Leader
Several accounting and finance roles
With the addition of Joe Burgess, Insituform has the right team to deliver sustainable and profitable growth
Our New President & CEO: Joe Burgess
• 20 years of water, sewer and infrastructure related experience
• Highly experienced in strategic planning, operations management and customer service
• Most recently CEO of Veolia Water NA, a leading provider of water and sewer services to municipal, federal and industrial customers
– Under his leadership Veolia Water NA grew and became profitable during a down market
• Revenues grew from $500 million to $725 million between 2004 – 2007 (90% of revenue growth was organic during that period)
• EBIT grew from -$15 million to +$30 million between 2004 – 2007

NAME
At INSU SINCE TITLE
INDUSTRY
EXPERIENCE EXPERIENCE
J. Joseph Burgess 2008 President and Chief Executive Officer ~15 years
Over 20 years of experience of water, sewer and infrastructure related experience
Served as Chief Executive Officer of Veolia Water North America
Thomas E. Vossman 2005 Senior Vice President and Chief Operating Officer ~3 years
Served as a consultant to the contracting industry
Served as Senior Vice President of American Residential Services at
Encompass Services Corporation
David F. Morris
2005
Senior Vice President, General Counsel and Chief
Administrative Officer
~3 Years
Served as a partner in corporate, M&A and securities practice areas at law firm Thompson Coburn LLP
Served as Senior Vice President, Associate General Counsel and
Secretary of Unified Financial Services
David A. Martin 1993 Vice President and Chief Financial Officer ~15 Years
Served as Corporate Controller and Controller of European operations at
Insituform
Served as Senior Accountant at BDO Seidman, LLP
Alex Buehler 2004 Vice President of Marketing and Technology ~4 Years
Served in United States Army Corps of Engineers where he led large-
scale construction programs in support of NATO and U.S. Army Europe
Holds a degree in Civil Engineering from West Point
Daniel Cowan
2006 Vice President of Strategic Business Initiatives ~2 Years
Was Co-founder, Chairman and CEO of E-Commerce and Trade Services in Hong Kong
Worked as an international strategy consultant at First Union National
Bank based in Hong Kong
Management Experience
• Average Industry Experience is ~7 years

North American Rehabilitation
Europe Rehabilitation
Historical Financials - Revenues
Note:  Figures adjusted for discontinuation of Tunneling business.
Other International Tite Liner®
($ mm) ($ mm)
($ mm)
($ mm)
Insituform
$345.1
$346.1
$390.2
$355.1
$333.3
$316.5
$0.0
$90.0
$180.0
$270.0
$360.0
$450.0
2003 2004 2005 2006 2007 LTM
3/31/08
$113.0
$106.9
$90.3 $89.7
$75.9
$59.5
$0.0
$50.0
$100.0
$150.0
2003 2004 2005 2006 2007 LTM
3/31/08
$20.6
$24.5
$38.5
$46.2
$41.6
$45.8
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2003 2004 2005 2006 2007 LTM
3/31/08
$2.6
$1.0
$0.7
$0.3
$0.2
$3.1
$0.0
$1.0
$2.0
$3.0
$4.0
2003 2004 2005 2006 2007 LTM
3/31/08
$506.5
$495.6
$527.4
$483.6
$433.9
$399.7
$0.0
$200.0
$400.0
$600.0
2003 2004 2005 2006 2007 LTM
3/31/08
($ mm)

8.1%
5.9%
7.4%
11.1%
11.7%
6.9%
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
2003 2004 2005 2006 2007 LTM 3/31/08
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
Rehabilitation Tite Liner % Margin
EBITDA
(1)
($ mm)
EPS
Historical Financials
$0.04
$0.23
$0.75
$0.96
$0.47
$0.66
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2003 2004 2005 2006 2007 LTM 3/31/08
Note:  Figures adjusted for discontinuation of Tunneling business.
$22.9
$31.9
$53.9 $61.6
$34.3
$41.2
% Margin
®
(1) See Appendix for reconciliation to a comparable GAAP measure.

1990 2000 2005
U.S. Drinking Water Assessment Grade
(1)
(1) Source: American Society of Civil Engineers Report Card for America’s Infrastructure, 2005.
(2) Source:  EPA website.  www.epa.gov/waterinfrastructure/basicinformation.html.
B-
C
D
D+
D-
D-
The American Society of Civil Engineers has given the U.S. infrastructure nearly a failing grade, indicating a sharp deterioration since 1990
Aging U.S. Water Infrastructure
U.S. Sewer Assessment Grade
(1)
• The American Society of Civil Engineers
recently issued a blue ribbon report
regarding the status of the nation's
drinking water & sewer infrastructure
– Infrastructure is aging
– Downward trend in quality of
physical plant
– Reflects accumulated deferrals of
critical maintenance & repairs
• Key Findings:
– 30% of pipes are between 40-80
years old
(2)
– 10% of pipes are more than 80
years old
(2)
1990 2000 2005

1
$2,635
$2,930
$1,363
$2 $2
$0
$600
$1,200
$1,800
$2,400
$3,000
Market Size        '07 Revenues Market Size        '07 Revenues Market Size        '07 Revenues
$mm
$962
$801
$350
$100
$2
$0
$200
$400
$600
$800
$1,000
Market Size        '07 Revenues Market Size        '07 Revenues Market Size        '07 Revenues
Global Trenchless Sewer Rehabilitation Market
Global Trenchless Water Rehabilitation Market
$mm
North America Europe Rest of World
Global Trenchless Sewer & Water Markets
North America Europe Rest of World
$1,159
NM
~
~
~
~
~
Insituform
’07 Revenues
Insituform
’07 Revenues
Insituform
’07 Revenues
Insituform
’07 Revenues
Insituform
’07 Revenues
Insituform
’07 Revenues
(1) Management estimates
(1) (1) (1)
(1) (1) (1)

Our Strategic Plan
Optimize North American Rehabilitation
• Achieve growth in a market predicted to remain soft in the near term and be in a position to capitalize on long-term growth opportunities
– Expand customer base to work with suburban collar communities located around existing urban clients
– Refocus sales force to diversify customer base for industrial and other negotiated work
– Intensify cross-selling opportunities (Insituform Blue®) on existing accounts
• Target high single-digit operating margins
– Optimize crew resources and productivity
– Improve project execution
– Reduce operating expenses
– Optimize product supply chain
• Target double-digit international revenue growth
– India water and sewer spend is anticipated to be $7.5 billion over the next 10 years
– Hong Kong water and sewer spend is anticipated to be $1.6 billion over the next 15 years
• Commercialize Insituform Blue® product portfolio globally
– Grow Insituform Blue® to at least $ 150 million in revenues in three to five years
• Aggressively diversifying United Pipeline Systems® into new and dynamic end-markets
• Streamline key corporate functions
• Investigate and implement outsourcing opportunities
• Maximize information systems potential
• Comprehensive departmental review of corporate and regional overhead accounts
• Acquire complementary technologies
• Acquire or license new products to introduce into our established global distribution network
• Realign management to achieve optimal structure
• Consolidate back office functions to reduce costs
• Standardize estimating, job planning and scheduling processes
• Optimize manufacturing capabilities
• Continue expansion into developing countries (Eastern Europe) where risk premium is present
• Achieve revenue growth and margin improvement through efficiencies
Diversify by Product, Geography and Customer Segment
Integrate and Grow Europe
Realign Overhead
Inorganic Growth

• Decreased funding under State Revolving Funds
– As a proportion of overall wastewater infrastructure spending, federal support accounted for
78% of funding in 1978, but makes up only 3% of funding today
• Economic concerns lead to postponement of infrastructure spending by State and local governments
– Municipalities express uncertainty over future spending plans due to low customer confidence, poor jobs data and higher unemployment (UCT 11th Annual Municipal Survey, February 2008)
• Weak credit environment
– 30% decline in municipal bond issuances
• Overall infrastructure spending down in 2007 versus 2006 and expected to remain flat in 2008
Your Board and Management have moved rapidly to address issues in North American Rehabilitation
Optimize North American Rehabilitation
Recent Challenges in North America

• Deployed new CIPP technologies such as iPlus™ Infusion™, iPlus™ Composite and Insituform® PPL® to
further reduce costs
• Refocused and realigned sales force
• Reengineered installation process to improve competitive position
• Enhanced operational efficiency through labor and equipment productivity
• Optimized supply chain
Actions Taken
Recent Results
• 9% increase in North America backlog since December 31, 2007
• Increased level of negotiated business
• Rehabilitation EBITDA margin improved from 7.0% for FY 2007 to 9.1% LTM March 2008
• Key North American wins include: County of Maui, Hawaii  $7.4 million, Detroit Water and Sewer District
$6.7 million, City and County of Honolulu, Hawaii (2 contracts) $11.1 million, Ft. Rucker, Alabama (U.S.
Army) $6.2 million, and City of Atlanta, Georgia (2 contracts) $9.2 million
We  have taken necessary actions to ensure Your Company’s long-term success
Optimize North American Rehabilitation
Strong Results From Aggressive Actions to Address
Challenges in North America

Insituform

Clean water for the world.

10.1% Growth Since YE2007

22.9% Growth Since YE2007

Tite Liner
®
Backlog
Sewer and Water Rehabilitation Backlog
$mm
$mm
Q1 2008 Total Backlog increased 35.1% from year-end 2006
$111.8
$190.4
$213.3
$201.7
$234.1
$257.6
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
YE2003 YE2004 YE2005 YE2006 YE2007 Q1 2008
$7.0
$8.6
$20.2
$12.8
$26.2
$32.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
YE2003 YE2004 YE2005 YE2006 YE2007 Q1 2008
Optimize North American Rehabilitation
Backlog Trends

Insituform
Clean water for the world.

Insituform Blue

• Developing applications to rehabilitate drinkable water infrastructure
– Processes include iTAP®: utilizes robotic method for reinstating potable water service connections from inside a water main
– PolyFlex™ and PolyFold®: uses high density polyethylene lines to rehabilitate transmission and distribution water mains
• Extraordinary growth prospects in North America and internationally
• Large portion of infrastructure is privately-owned compared to sewer infrastructure
– Most projects are negotiated vs. bid process
– Clean water value proposition
• I Blue® is already winning major contracts — demonstrating the great potential of our clean water strategy
– $4.25 million contract to rehabilitate a century-old water main beneath Madison
Avenue (NYC)
– $7.7 million project to rehabilitate ~19 miles of water pipeline under and around the famed Nathan Road (Hong Kong)
Diversify by Product, Geography and Customer
Segment
Insituform Blue® - Potable Water Pipe Rehabilitation
business

Insituform
Clean water for the world.

RDANO
ROLEX

Diversify by Product, Geography and Customer
Segment
• Recent win:
– $7.7 million project to rehabilitate ~19 miles of water pipeline under and around the famed Nathan Road (Hong Kong)
• Hong Kong has recently introduced a 15-year investment program
– anticipated spend is $1.6 billion over 15 years
– targeting a reduction in leakage rate from 25% to 15% and water main bursts from
27,200 to 15,000 (to reduce water loss from 220,000,000 cubic meters to 180,000,000 cubic meters)
• Insituform has won 2 of 3 expected 3-yr. term sewer contracts resulting in $3 million of the $4.5 million allocated thus far
– Additionally they currently expect to award approximately $9 million in water contracts
Nathan Road, Hong Kong
Hong Kong I Blue® Opportunity

Diversify by Product, Geography and Customer
Segment
• India anticipates spending approximately $7.5 billion over next ten years to rehabilitate sewer and water infrastructure
– We believe that we will bid on an additional $50 - $100 million of work in 2008 (all sewer projects)
• Current wins in India total $35.1 million
• Insituform is taking a “business building” approach in India and NOT simply performing one-off projects
New Delhi, India
India Opportunity

Insituform
Clean water for the world.

United Pipeline Systems

united

• Provides solutions to rehabilitate pipelines that operate in heavy use and high wear industrial applications
• Aggressive diversification into new and dynamic end-markets
• Expanding internationally to areas where sustained escalation of metal prices and strong investment by oil companies are driving demand
– UPS has had record backlog at both YE2007 and 3/31/08 and we continue to see robust new business opportunities throughout the world
• Will perform projects on five continents during 2008
• Successfully completed first project in China in 2008
• Typical customers include: British Petroleum, Shell, Anadarko Petroleum, Dow Chemical,
and Kinder Morgan
Diversify by Product, Geography and Customer
Segment
United Pipeline Systems® - Gas and Oil Pipeline
Rehabilitation Throughout the World

Integrate / Grow Europe
• Realigning management to integrate and grow Europe
– Bruce Frost recently named Group Vice President of Europe
• Continue to work toward resolution of German partnership situation
• Optimize manufacturing and operations to achieve significant cost savings
• Optimization of estimating, planning and scheduling processes
• Continued expansion into Eastern Europe
Key European Optimization Factors

• Continuous reduction of overhead and improvement in operating margins through disciplined contracting practices and ongoing cost reduction efforts
– Operating margins improved to 2.5% in Q1 2008 from (3.3%) in Q1 2007
• Targeting $12 million in annualized savings by end of 2008
– $4 million of these savings will be reinvested in other strategic initiatives (such as international growth and Insituform Blue®)
Key Overhead Reduction Initiatives
• Implementation of “lean practices” to optimize management, administrative and other support of field operations in the U.S. and Europe
• Improve global information technology platform to integrate disparate systems and decrease manual and redundant processing and reporting
• Increased focus on reducing employee expenses including travel and entertainment
• Reduction of legal expenses following recent settlements and judgments that were favorable to your
Company
• U.S. sales force reduction through
– Realignment of lower value selling practices with operational management teams
– Cross-selling initiatives
• Top to bottom departmental review
Realign Overhead
Overhead Reduction and Operating Margin Improvement

Return to Financial Performance
• Anticipate high single-digit revenue growth in 2008, and similar growth in 2009:
– Tite Liner® - expect 20% improvement in revenue for 2008 and 2009
– Water – Approximately $13 million in revenue for 2008 expected as compared to $4 million in 2007; targeting to double revenue each year going forward; should be a $150 million business in three to five years
– Europe anticipated to increase revenue approximately 10% each year due to continued growth throughout Europe, including new markets in Eastern Europe
– Other International markets – expect significant growth (from approximately $2 million in 2007 to approximately $20 million in 2008 relating to India and other selected Asian markets)
– North American sewer rehabilitation – expect small growth (2-4%) as market conditions remain soft; growth will come from ongoing customer diversification initiatives
• Gross profit expected to increase significantly (approximately 17-20% each year):
– North American Sewer Rehabilitation – expect significantly improved margins in 2008 due to ongoing optimization initiatives and improved project execution, and healthy improvements in 2009 from continuing efforts
– European gross profit should rise due to top-line growth (existing and new markets), and slightly improved margins from optimization initiatives
– Water (Insituform Blue®) – expect a positive contribution to gross profit in 2008, resulting from revenue growth and resulting scale/efficiency improvements
– Tite Liner® expected to grow healthily as a result of top-line growth; gross margin percent will trend down slightly as a result of new market growth coming at lower pricing
– Other International markets expected to increase significantly due to revenue growth.  Margins expected to remain at premium levels to our core markets due to early stage market conditions and less competition
• Operating expenses should decrease in 2008 and 2009:
– Expect overall lower operating expenses in 2008 as compared to 2007:
• Reduced corporate and North American rehabilitation support costs
• Offset somewhat by increased spending in growth areas (Insituform Blue®, Tite Liner®, Europe, and other international markets)
• As a result of the above, we anticipate comfortably beating consensus analyst EPS estimates of $0.54 for 2008 and $0.67 for 2009

Board’s Strategic Review
• The Board regularly reviews and considers the Company’s operating and financial performance in terms of driving value for stockholders
• Prior to WAM announcing its campaign, the Board embarked upon a comprehensive review of the Company’s operating performance, capital structure and strategic position
• Engaged Merrill Lynch as independent financial adviser
• As part of its review, Merrill Lynch met with management, studied the proposed plan and evaluated a range of financial and strategic alternatives
• No limitations imposed by either the Board or management on Merrill Lynch’s review or evaluation process
Your Board unanimously concluded that this is NOT the time to pursue a sale of your Company, and that the best way to create stockholder value for ALL stockholders is to execute the Company’s strategic plan

Selling the Company Now Makes NO Sense
• Water Asset Management’s proposed fire sale of Insituform is not in the best interests of all stockholders for a number of reasons, including:
– Weak M&A Environment
• Uncertain economic outlook and volatile financing markets have dampened
M&A activity dramatically
• Market dominated by opportunistic bids for companies adversely impacted by economic and financial market conditions
– Severely constrained financing market
• Scarcity of credit
• Increased financing costs
• Resetting of leverage levels
– Severe correction in LBO market
• Financial sponsor transactions are at lowest level in several years, and sponsors are being required to provide significantly greater equity capital, limiting sponsors’ ability to pay
– Insituform’s strategic plan and its substantial growth opportunities are beginning to yield positive results and should provide a significantly greater return to stockholders than the return that would be realized upon a fire sale of your Company

Insituform
Clean water for the world.

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2
Qualifications Not Including INSU Board Experience
Water Construction Manufacturing Finance Sales International
Joe Burgess
Chief Executive
Officer
CEO with 20 years of global industry, operating, strategic planning and customer service experience
Former CEO of Veolia Water North America
Stephen
Cortinovis
Director
Director since 1997
Partner of Bridley Capital Partners since 2001
Former President – Europe, Emerson Electric (25 year career; responsible for
$5 billion international business)
Former Chairman of Emerson Global Finance Company
Other Directorships: Plexus Corp. and Lasco Foods, Inc.
Stephanie A.
Cuskley
Chair of Audit
Committee
Director since 2005
Former Managing Director and Group Head – Mid Cap Investment Banking
Coverage, JPMorgan Securities—20 plus years
Former Executive Vice President of Integrated Resources
Other Directorships: Avantair, Inc.
John Dubinsky
Chair of Strategic
Planning Committee
Director since 2002
Vice Chairman of BJC HealthCare
Former CEO of Mercantile Bank
Former CEO of Mark Twain Bancshares for 13 years, and employee for 30 years
Former President Emeritus of Firstar Bank
Other Directorships: Stifel Financial Corp. since 2003
Juanita Hinshaw
Chair of
Compensation
Committee
Director since 2000
President and Chief Executive Officer of H&H Advisers
Former Senior Vice President and CFO of Graybar Electric Company
Former Corporate Treasurer of Monsanto Corporation, approximately $9 billion company
Other Directorships: Synergetics USA and The Williams Company
Sheldon Weinig
Chair of
Governance &
Nominating
Committee
Director since 1992
Adjunct Professor at Columbia University and at State University of New York,
Stony Brook
Founder, Chariman and CEO of Material Research Corporation for 20 plus years
Served as Vice Chairman at Sony Engineering and Manufacturing for seven years
Served as member of President Reagan’s Board of Advisors on Private Sector
Initiatives
Al Woods
Chairman of the
Board
Director since 1997; Chairman of the Board since 2003
President of Woods Group
Former Chairman and CEO of R&S/Strauss
Other Directorships:  Clutchmobile
Directors with diverse background of experience were intentionally selected to sit on your
Board to match all facets of Insituform’s business
Highly Experienced, Independent and
Qualified Board

Strong Corporate Governance
• 6 of 7 directors are independent
• Directors with diverse background of experience were intentionally selected to sit on your Board to match all facets of Insituform’s business
• All directors have extensive management and/or leadership experience
– Average management and leadership experience is > 32 years
• Active and involved Board
– Frequent meetings and discussions
– Nine full Board meetings, 23 committee meetings in 2007
– Committees are empowered to provide direction and proper oversight; retain independent advisors and consultants
• All key committees comprised solely of independent directors
• Separate Chairman and Chief Executive Officer
• Executive compensation aligned with stockholder value creation

Water Asset Management: No Interest in
Creating Sustainable Growth
WAM’s Objective Is Irresponsible, Self-Serving and Threatens the Future Value of your
Company
• Water Asset Management (WAM), a recently formed hedge fund, is seeking control of
Insituform’s Board in an effort to pursue a fire sale of the Company
– WAM has NO plan to run Insituform
– WAM’s stated objective is to sell the Company immediately
– WAM demanded Insituform NOT hire a permanent CEO, and instead pursue a fire sale with NO CEO in place
• WAM’s proposed fire sale of Insituform makes no sense for a number of reasons, including:
– Insituform’s strategic plan and its substantial growth opportunities are beginning to yield positive results
– Weak M&A environment
– Severely constrained financing market
– Disappearance of the LBO market
Your Board has considered and determined that a sale of Insituform at the current time, when the Company’s plan is beginning to yield positive results and in a weak M&A climate will be disruptive, potentially produce inconclusive results and damage the long-
term value of the Company

WAM: “The Great Unknown”
• WAM and its nominees have demonstrated:
– NO relevant operating experience in the markets Insituform serves
• We found NO evidence to support WAM’s repeated claims of experience in our business or investment prowess
• Since May 2007, WAM and its affiliates have been trying to raise funds, but WAM has offered few details of its strategy (beyond the “promise of the global water industry”)
or prior investments (other than a few examples, none of which WAM quantified)
– NO meaningful investment track record
– NO real interest in Insituform executing its strategic plan and remaining a public company
• WAM’s principals have shorted Insituform’s stock during the last two years
– NO strategic public M&A experience (despite its platform to sell the Company)
– NO plan for the Company
Reject WAM’s Effort to Take Control of Your Board by Voting on the WHITE Proxy

WAM: “The Great Unknown” (Cont’d)
• Your Board repeatedly offered to meet with WAM’s nominees to better understand their background and qualifications
– WAM repeatedly refused our invitations, declaring that its nominees’ commitment to “immediately pursuing… a sale of the Company, and immediately ending the search for a permanent CEO,” were
“the most important criteria” for determining their qualifications to serve on the Company’s Board
– More than half of WAM’s nominees are WAM insiders, none of whom has any public company board experience
– The principal public company board experience of another nominee, former Senator D’Amato, consists of a lengthy tenure at scandal-plagued Computer Associates (now CA, Inc.); two years ago, a major proxy advisory firm recommended AGAINST the re-election of Senator D’Amato to the CA board
• Don’t be fooled by WAM’s hastily assembled agenda
– WAM’s abrupt about-face effort to cobble together a fallback agenda to its fire sale plan – as detailed in its jargon-laden April 25 letter to stockholders – simply parrots routine actions being taken by Company management (and discussed with WAM in a December 2007 meeting) – it’s not a business plan
• WAM’s nominees, if elected, are committed to running an ill-advised fire sale of Insituform
Reject WAM’s Effort to Take Control of Your Board by Voting on the WHITE Proxy

Summary Conclusion
• The Board, with the assistance of its financial advisor, has evaluated strategic alternatives and concluded the best way to create stockholder value is to execute the business plan and now is NOT the time to pursue a sale
• We are confident Insituform has the right strategic plan in place to grow and diversify its business and enhance stockholder value
• Your Board and management have the right experience to execute Insituform’s strategy
• Insituform has the right CEO, with 20 years of water, sewer and infrastructure related experience
• Insituform’s strategic plan and its substantial growth opportunities are beginning to yield positive results
• WAM has no plan and no relevant experience and its interests are not aligned with other stockholders
VOTE THE WHITE PROXY CARD TODAY

32 Appendix

Non-GAAP Reconciliation
Insituform has presented EBITDA, a non-GAAP financial measure, as supplemental information regarding Insituform’s business because management uses it as a key measure of our performance.  EBITDA is defined as earnings before interest expense, income tax expense, depreciation and amortization.  EBITDA is not a measure of financial performance under GAAP and should not be considered an alternative to net earnings or any other measure of performance under GAAP or to cash flows from operating, investing or financing activities as a measure of liquidity.  Insituform’s calculation of EBITDA may be different from the calculations used by other companies and/or analysts, and therefore comparability may be limited.
Insituform believes that providing this non-GAAP financial measure is useful to investors for a number of reasons.  We believe it is useful to investors to evaluate our results because EBITDA excludes certain items that are not directly related to our core operating performance.  The non-GAAP financial measure also provides a consistent basis for investors to understand
Insituform’s financial performance in comparison to historical periods. In addition, it allows investors to evaluate Insituform’s performance using the same methodology and information as that used by Insituform’s management.
Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure.
However, Insituform’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP EBITDA.  Management compensates for these limitations by evaluating the non-
GAAP measure together with the most directly comparable GAAP measure.  Insituform has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate Insituform’s business performance in the way that management does.

Non-GAAP Reconciliation (cont’d)
Insituform
Fiscal year ended December 31,
LTM
($ mm) (unaudited) 2003 2004 2005 2006 2007 3/31/2008
Income from continuing operations $1.1 $6.2 $20.2 $26.3 $12.9 $18.2
Plus: taxes on income 1.2 2.5 8.9 11.8 (0.1) 1.6
Plus: interest expense 8.2 9.3 8.5 6.8 5.4 5.1
Plus: depreciation and amortization 12.3 13.9 16.4 16.6 16.3 16.2
ADJUSTED EBITDA $22.9 $31.9 $53.9 $61.6 $34.3 $41.2
Rehabilitation
Fiscal year ended December 31,
LTM
($ mm) (unaudited) 2003 2004 2005 2006 2007 3/31/2008
Income from continuing operations ($0.6) $3.8 $15.8 $20.1 $6.3 $12.2
Plus: taxes on income 0.1 0.7 6.9 8.9 (3.0) (1.5)
Plus: interest expense 7.9 9.2 8.4 6.8 5.4 5.1
Plus: depreciation and amortization 11.4 13.1 15.6 16.0 15.5 15.5
ADJUSTED EBITDA $18.8 $26.8 $46.7 $51.9 $24.3 $31.3
Tite Liner®
Fiscal year ended December 31,
LTM
($ mm) (unaudited) 2003 2004 2005 2006 2007 3/31/2008
Income from continuing operations $1.7 $2.4 $4.3 $6.2 $6.5 $6.0
Plus: taxes on income 1.2 1.8 2.0 2.9 2.8 3.1
Plus: interest expense 0.3 0.1 0.0 0.0 0.0 0.0
Plus: depreciation and amortization 1.0 0.8 0.8 0.6 0.7 0.7
ADJUSTED EBITDA $4.1 $5.1 $7.2 $9.7 $10.1 $9.9

Additional Information
Insituform has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with its
2008 Annual Meeting. Insituform’s stockholders are strongly advised to read the definitive proxy statement carefully, as it contains important information. Free copies of the definitive proxy statement, and any amendments or supplements thereto, and other materials filed by Insituform with the SEC will be available free of charge on the SEC’s website at
www.sec.gov,
on
Insituform’s website at www.insituform.com under Investors/SEC or by directing requests to Insituform’s proxy solicitor,
Innisfree M&A Incorporated, toll free at (888) 750-5834.
Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this document that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk
Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the
Securities and Exchange Commission on March 10, 2008. In light of these risks, uncertainties and assumptions, the forward-
looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this document are qualified by these cautionary statements.
Insituform®, the Insituform® logo and Insituform Blue® are the registered trademarks of Insituform Technologies, Inc. and its affiliates.

Important Information

Insituform Technologies, Inc. filed its 2008 definitive proxy statement with the SEC in connection with its 2008 Annual Meeting. Insituform’s stockholders are strongly advised to read the definitive proxy statement carefully, as it contains important information. Free copies of the definitive proxy statement, and any amendments or supplements thereto, and other materials filed by Insituform with the SEC will be available free of charge on the SEC’s website at www.sec.gov, at Insituform’s website on www.insituform.com under Investors/SEC or by directing requests to Insituform’s proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888-750-5834.